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2021 Annual Shareholder Meeting

June 10, 2021

Northwest Pipe Company

Meeting Agenda

Chairman's Remarks: Richard Roman

- Preliminary procedural matters
  - Vote count: shareholders use "Vote Here!" button
- Matters for shareholder consideration:
  - Election of directors
  - Advisory vote on executive compensation
  - Ratification of appointment of Moss Adams LLP
- Adjournment

Business Update: Scott Montross

- Operational & financial highlights

Question & Answer Session

- Use the text box to ask questions



Our Board of Directors

CONTINUING DIRECTORS

Mike Franson

Serving since 2016

Retired Managing Director KPMG Corporate Finance LLC; co-founder of St. Charles Capital

Scott Montross

Serving since 2013

President and CEO of the Company; previously EVP of Evraz North America

John Paschal

Serving since 2019

Retired President of Temtco Steel a Division of Klockner Metals Corporation

William Yearsley

Serving since 2020

Interim CEO and Director of Sioux Creek Silica LLC and Lead Outside Director of Tri-Arc LLC

NOMINEES FOR ELECTION

Amanda Kulesa

Serving since 2020

Senior partner of NeoPsy Systems

Keith Larson

Serving since 2007

Retired VP Intel Corporation and Sr. Managing Director of Intel Capital

Richard Roman

Serving since 2003; Chairperson of the Board since 2013

Retired President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

Matters for Shareholder Consideration

Voting Proposals as set forth in the Proxy

1. Elect three (3) directors
2. Hold an advisory vote on executive compensation
3. Ratify the appointment of Moss Adams LLP as the Company's independent public accounting firm for 2021

Summary of Voting Results





Business Update

Forward-Looking Statements

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate Geneva and other acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, impacts of recent U.S. tax reform legislation on the Company's results of operations, adequacy of the Company's insurance coverage, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and natural disasters, impacts of pandemics, epidemics, or other public health emergencies, such as coronavirus disease 2019, and other risks discussed in the Company's Annual Report on Form 10–K for the year ended December 31, 2020 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

Non-GAAP Measures

The Company is presenting backlog including confirmed orders, adjusted net income, and adjusted diluted net income per share. These non-GAAP financial measures are provided to better enable investors and others to assess the Company's results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

COVID-19 Response

Our #1 priority is the health and safety of all of our employees.

ACTIONS TAKEN

- Provide increased facility sanitation measures
- Promote "social distancing"
- Stagger employee schedules
- Facilitate employees ability to work from home
- Guide employees on preemptive measures as outlined by the CDC
- Offer additional paid sick leave to support employees and their families

OPERATIONS IMPACT

- US Plants deemed essential[1]
  - Continue to operate and produce critical water infrastructure products
- Mexican government ordered temporary closure of SLRC[2] manufacturing facility in early April 2020
  - As of June 1st, SLRC was authorized to resume partial operations at 30% staffing
  - As of July 31st, SLRC has been able to steadily ramp up production back to pre-COVID-19 levels

1. Per the guidance of the United States Department of Homeland Security Cybersecurity and Infrastructure Security Agency ("CISA").
2. SLRC = The Company's water infrastructure manufacturing facility in San Luis Rio Colorado, Mexico.

About Northwest Pipe Company

Largest manufacturer of engineered steel pressure pipe for the water infrastructure market in North America and high-quality precast and reinforced concrete products

- Well positioned to meet North America's growing needs for water and wastewater infrastructure
  - Largest, most flexible capabilities in the water transmission market
  - Supplier of choice for long-distance, raw-water transmission programs
  - Widely-recognized reputation for quality, service, and manufacturing capabilities
  - Strong relationships with agencies, engineers, and contractors built over 50+ years
- 10 strategically located manufacturing facilities
  - Nine in the U.S. and one in San Luis Rio Colorado, Mexico
- Founded in 1966 and headquartered in Vancouver, WA

Growth Strategy

Northwest Pipe's growth strategy is to expand into the precast concrete related market to capitalize on the unique attributes of its market position, capabilities, reputation, nationwide sales, and distribution footprint.

Northwest Pipe's goal is to create transformational growth and profitability in order to drive shareholder value.

The strategy is two-pronged:

1. Growth in the precast concrete related market through expansion or acquisitions
2. Maximize the steel pressure pipe water transmission business by being opportunistic with the limited but identified potential acquisition opportunities, while making significant progress through cost reduction measures and Lean manufacturing to drive further efficiencies

Geneva Pipe and Precast Business

Northwest Pipe completed the acquisition of Geneva Pipe and Precast on January 31, 2020 for $49.4 million.

INNOVATIVE PRODUCTS

- Water, stormwater, and sanitary sewer systems for municipal and agricultural use
- Precast infrastructure products for utilities and road construction
- Hybrid plastic-lined pipe and manholes
- Potential for future organic growth opportunities

STRATEGIC OVERLAP

- Significantly expands addressable market
- Serves smaller scale, more transactional projects
- Potential to cross-sell products across combined footprint

STRONG PERFORMANCE

- Strong financial performance with attractive profit margins and top-line growth
- Scalable business model with faster cash conversion cycle
- Strong brand reputation and relationships in the industry

Durable Business Model and Strategy

- Operations have been deemed essential to provide critical water transmission systems in the U.S.
- Robust backlog of $210[1] million remains high by historical standards
- 2021 bidding activity projected to remain strong
- Strong balance sheet and solid liquidity position
- Variable cost structure provides financial flexibility

(1) As of March 31, 2021 Backlog includes confirmed orders (projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).

Strategic Footprint with Customer Access Throughout the U.S.

20-YEAR WATER INFRASTRUCTURE INVESTMENT NEED BY STATE

($ Billions)


Water CAPEX, US$
< $1 Billion
> $1 Billion <$5 Billion
> $5 Billion <$10 Billion
> $10 Billion

Northwest Pipe is well positioned to serve its customers and states that are most in need of water infrastructure investment.

Source: Bluefield Research

Competitive Strengths

WELL-POSITIONED INDUSTRY LEADER

- Largest, most flexible capacity in the market
- Skilled project management group
- In-house fabrication capabilities provide installation contractors and project owners with a complete engineered system
- Added core competency in precast concrete provides new opportunities for potential future expansion and/or acquisitions
- Permalok® provides superior product to the microtunneling market
- Dedicated staff focused on improving operational efficiencies at the plant level (internal programs, lean initiatives, etc.)
- National footprint enables low freight costs



Full Year 2020 Highlights

- Strong backlog of $221 million including confirmed orders
- Ample liquidity position of approximately $90 million, comprised of $37.9 million in cash and $53 million in available borrowings under the line of credit

NET SALES[1] ($Millions)


2.4% Increase YOY
$279.3
$285.9
2019
2020

BACKLOG[2] ($Millions)


$258
$221
As of 12/31/19
As of 12/31/20

GROSS PROFIT ($Millions)


7.1% Increase YOY
$47.2
$50.5
2019
2020

1. *Net sales for the full year of 2020 include a $44.2 million contribution from the Company's recently acquired Geneva Pipe Company, Inc. operations.*
2. *Backlog includes confirmed orders (projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).*

Q1 2021 Highlights

- Strong backlog of $210 million including confirmed orders[1]
  - Q1 2021 backlog marks 11th consecutive quarter with a backlog exceeding $200 million
- Ample liquidity position of nearly $82 million, comprised of $29.9 million in cash and $52 million in available borrowings under the line of credit

NET SALES[2] ($Millions)


4.9% Increase YOY
$68.9
$72.3
Q1 2020
Q1 2021

BACKLOG[1] ($Millions)


$242
$276
$270
$258
$224
$246
$231
$221
$210
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

GROSS PROFIT ($Millions)


8.4% Decrease YOY
$9.6
$8.8
Q1 2020
Q1 2021

Northwest Pipe Company

1. Backlog includes confirmed orders (projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).
2. Net sales for Q1 2021 include a $12.3 million contribution from the acquired Geneva Pipe Company, Inc. operations, compared with $8.0 million in Q1 2020.

Points of Focus

1. Taking every precaution to keep our employees safe through the ongoing pandemic
2. Improving performance through a persistent focus on margin over volume
3. Identifying strategic opportunities to grow the Company in the precast concrete water infrastructure market through expansion or acquisitions
4. Continuing to implement cost reductions and efficiencies at all levels of the Company




Q&A
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Thank You
Northwest Pipe
Company